Exhibit 10.62

EXECUTION VERSION

AMENDMENT NO. 3
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 31, 2012, is entered into by and among:
(i)    Hyster-Yale Materials Handling, Inc., a Delaware corporation, as successor to NMHG Holding Co. (“Hyster-Yale”);
(ii)     NACCO Materials Handling Group, Inc., a Delaware corporation (“NMHG”);
(iii)     NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the “UK Borrower”);
(iv)     NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“NACCO BV”);
(v)     N.M.H. International B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“NMH International”);
(vi)     N.M.H. Holding B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“Holding BV” and together with Hyster-Yale, NMHG, the UK Borrower, NACCO BV and NMH International, the “Borrowers”);
(vii)     the Lenders party hereto; and
(viii)     Citicorp North America, Inc., as administrative agent for the Lenders and the Issuing Banks (the “Administrative Agent”).
Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement (as defined below).
PRELIMINARY STATEMENTS
The Borrowers, the Lenders from time to time party thereto, Bank of America, N.A., as syndication agent, the Overdraft Line Bank, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of June 30, 2010 (as amended by Amendment No. 1 thereto, dated as of March 8, 2012, Amendment No. 2 thereto, dated as of June 1, 2012, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). The Borrowers have requested that the Lenders and the Administrative Agent amend the Existing Credit Agreement as hereinafter set forth, and the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement pursuant to the terms of this Amendment to provide for the making of Multicurrency Loans denominated in Dollars and the issuance of Letters of Credit under the Multicurrency Facility denominated in Dollars (the Existing Credit Agreement, as so amended, is referred to herein as the “Amended Credit Agreement).
SECTION 1. Amendments to the Existing Credit Agreement. Effective as of the date hereof upon the satisfaction of the conditions precedent set forth in Section 2 below:
1.1.    The following definitions appearing in Section 1.01 of the Existing Credit Agreement are hereby amended as follows:

(a)	A new definition for “Dollar Cash Collateral Account” shall in inserted in the correct alphabetical order as follows:
“Dollar Cash Collateral Account” means an account designated as such with respect to the Multicurrency Borrowers and established by     the Administrative Agent maintained with Citibank in London, England, for account funds denominated in Dollars.”

(b)	The definition of “Domestic Borrowing Base” is hereby amended to insert “Percentage” immediately following the reference to “Net Orderly Liquidation Value” therein;

(c)	The definition of “Domestic LIBO Rate” is hereby amended to insert “or the Multicurrency Facility” immediately following the reference to the “Domestic Facility”;

(d)	Clause (a) of the definition of “Fixed Rate” is hereby amended to insert “or the Multicurrency Facility” immediately after the reference to the “Domestic Facility”;

(e)	The definition of “Fixed Rate Loans” is hereby amended to delete “, respectively,” therefrom;

(f)	The definition of “Multicurrency Borrowing Base” is hereby amended to insert “Percentage” immediately following the reference to “Net Orderly Liquidation Value” therein;

(g)
The definition of “Multicurrency Cash Collateral Accounts” is hereby amended to insert “the Dollar Cash Collateral Account,” immediately before the reference to “the Euro Cash Collateral Account” therein;

(h)	The definition of “Optional Currency” is hereby amended to insert “or Dollars, as applicable” immediately following the reference to “Specified Foreign Currency” therein.

1.2.    Clause (a)(ii) of Section 1.07 of the Existing Credit Agreement is hereby amended and restated as follows:
“(ii) with respect to the Multicurrency Facility, in the Specified Foreign Currency in which such Loan was made, or in Dollars, as applicable, and”
1.3.    Section 2.01 of the Existing Credit Agreement is hereby amended:

(a)	to insert “, if applicable” immediately following the reference to “the Dollar Equivalent thereof” in section (a)(B);

(b)	to insert “or in Dollars” immediately following the reference to “Specified Foreign Currency” in the final paragraph of clause (a);

(c)	the amend the first sentence of clause (d) to insert “in a Specified Foreign Currency or in Dollars” at the end of the first sentence therein;

(d)	to amend and restate the final sentence of clause (d) as follows:
“In the case of a Notice of Borrowing delivered in connection with a proposed Borrowing of Multicurrency Loans in a Specified Foreign Currency rather than in Dollars, the applicable Multicurrency Borrower shall request, within one-half hour prior to the issuance of such Notice of Borrowing, the advice of the Administrative Agent as to the Dollar Equivalent of the amount of such Borrowing, and such Multicurrency Borrower shall specify such amount in such Notice of Borrowing; provided that such advice with respect to the Dollar Equivalent shall not be deemed to be a prediction or guaranty of the Dollar Equivalent of such amount after the Notice of Borrowing is submitted and shall in no way limit the Borrowers’ Obligations under this Agreement due to fluctuations in the applicable Specified Foreign Currency, if applicable; provided, further, that if any Multicurrency Borrower requests such advice from the Administrative Agent within one-half hour prior to the time that a Notice of Borrowing for Multicurrency Loans is required to be delivered hereunder and the Administrative Agent does not provide such advice prior to such time, such required delivery time shall be extended until the Administrative Agent provides such advice.”

(e)	to insert “or in Dollars” immediately after each reference to “Specified Foreign Currency” in section (f)(iv);

(f)	to insert “or in Dollars” immediately following each reference to “Specified Foreign Currency” in section (h)(i).
1.4.    Section 2.02 of the Existing Credit Agreement is hereby amended to:

(a)	insert “or in Dollars” immediately following the reference to “Specified Foreign Currency” in the first paragraph;

(b)	insert “or Dollars” immediately following the reference to “Specified Foreign Currency” in clause (a)(iv)(B).
1.5.    Section 3.02 of the Existing Credit Agreement is hereby amended to:

(a)	insert “or to the Multicurrency Concentration Account for Dollars” immediately following the reference to “Specified Foreign Currency” in clause (a); and

(b)	insert “or in Dollars” immediately following the reference to “the Specified Foreign Currency of such payment” at the end of clause (b)(ii).
1.6.    Clause (c)(i) of Section 3.06 is hereby amended to insert “or in Dollars, as applicable,” immediately following the reference to “Specified Foreign Currency.”
1.7.    Clause (b) of Section 11.02 is hereby amended to (i) insert “or under the Multicurrency Facility in Dollars” immediately following the reference to “the Domestic Facility” in clause (x) and (ii) insert “in a Specified Foreign Currency” immediately after the reference to “the Multicurrency Facility” in clause (y).
1.8.    Notwithstanding any of the foregoing, for the avoidance of doubt, it is the intention of each of the parties hereto that (i) the Loans made under the Multicurrency Facility may be made in Dollars as well as in a Specified Foreign Currency and (ii) the Letters of Credit issued under the Multicurrency Facility may be issued in Dollars as well as in a Specified Foreign Currency. Each of the provisions in the Existing Credit Agreement with respect to the borrowing of Domestic Loans shall equally apply to Multicurrency Loans made in Dollars, mutatis mutandis. Each of the provisions in the Existing Credit Agreement with respect to the issuance of Letters of Credit under the Domestic Facility shall equally apply to the issuance of the Letters of Credit in Dollars under the Multicurrency Facility, mutatis mutandis.
SECTION 2.    Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the satisfaction of the following conditions precedent:
2.1.    the Administrative Agent’s shall have received duly executed counterparts of (a) this Amendment from each Borrower, the Requisite Lenders and each Multicurrency Lender and (b) a Reaffirmation Agreement in the form attached hereto as Exhibit A from each party thereto; and
2.2.    the Borrowers shall have reimbursed the Administrative Agent for all costs and expenses incurred by it in connection with this Amendment and all other outstanding fees and expenses incurred prior to the date hereof, in each case, which are payable under Section 14.02 of the Existing Credit Agreement and in respect of which one of the Borrowers has received a written invoice for such amounts.
SECTION 3.    Covenants, Representations and Warranties of the Borrowers.

3.1.    Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Amended Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof (except to the extent that the representations and warranties speak to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date).
3.2.    Each Borrower hereby represents and warrants, with respect to itself and each of its Borrower Subsidiaries that:

(a)
Each Loan Document to which such Person is a party (including, without limitation, this Amendment and the Amended Credit Agreement, as applicable) constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity; and

(b)
On the date hereof, both before and after giving effect to this Amendment, (i) no Default or Event of Default exists, (ii) no event has occurred that would be reasonably likely to have a Material Adverse Effect and (iii) all representations and warranties of such Person in any Loan Document to which such Person is a party (including, without limitation, the Amended Credit Agreement, as applicable) are true and correct in all material respects as though such representations and warranties were made to each Lender, each Issuing Bank, each Swing Loan Bank and the Administrative Agent on and as of the date hereof (except to the extent that such representations and warranties speak to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date).

SECTION 4.    Reference to and Effect on the Existing Credit Agreement.
4.1.    Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.
4.2.    Except as specifically amended above, the Existing Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
4.3.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Existing Credit Agreement,

the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.
SECTION 6.    Governing Law. THIS AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION 8.    Amendment of the Existing Agreement. The parties hereto agree that upon the effectiveness of this Amendment in accordance with Section 2 hereof, the terms and conditions of the Existing Credit Agreement shall be and hereby are amended hereby. This Amendment is not intended to and shall not constitute a novation of the Existing Credit Agreement or the Obligations incurred thereunder.
The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.
HYSTER-YALE MATERIALS HANDLING, INC.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: President and CEO

NACCO MATERIALS HANDLING GROUP, INC.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: President and CEO

NACCO MATERIALS HANDLING LIMITED

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

NACCO MATERIALS HANDLING B.V.

By: NACCO MATERIALS HANDLING GROUP, LTD.,             its Managing Director

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

N.M.H. INTERNATIONAL B.V.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title:

N.M.H. HOLDING B.V.

By: NACCO MATERIALS HANDLING GROUP, LTD.,             its Managing Director

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: Director

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Multicurrency Lender

By:	/s/ Matthew Paquin
Name: Matthew Paquin
Title: Director

CITIBANK, N.A., as a Domestic Lender, as Issuing Bank and as Swing Loan Bank

By:	/s/ Matthew Paquin
Name: Matthew Paquin
Title: Director

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as an Issuing Bank, as a Domestic Lender and as a Multicurrency Lender

By:	/s/ John W Mundstock
Name: John W Mundstock
Title: SVP

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as a Domestic Lender

By:	/s/ Thomas Forbath
Name: Thomas Forbath
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Multicurrency Lender

By:	/s/ pp M Konihaus
Name: Anja Best
Title: Senior Vice President

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Domestic Lender and as a Multicurrency Lender

By:	/s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Domestic Lender and as a Multicurrency Lender

By:	/s/ Mike A Mitchell
Name: Mike A Mitchell
Title: Vice President

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

FIFTH THIRD BANK, as a Domestic Lender and as a Multicurrency Lender

By:	/s/ Sandra Centa
Name: Sandra Centa
Title: VP

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

Acknowledged and Agreed:

HYSTER OVERSEAS CAPITAL
CORPORATION, LLC

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: President

NMHG OREGON, LLC

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Asst Secretary

NACCO MATERIALS HANDLING
GROUP, LTD.

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

NACCO MATERIALS HANDLING S.p.A.

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

NMHG DISTRIBUTION B.V.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: Director of NACCO Materials Handling Group, Ltd., its Managing Director

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

NMHG MAURITIUS

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: President

Signature page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

Exhibit A
Reaffirmation Agreement
[Attached]

REAFFIRMATION AGREEMENT
THIS REAFFIRMATION AGREEMENT (this “Agreement”) is entered into as of August 31, 2012 (the “Amendment No. 3 Effective Date”) by and among the undersigned for the benefit of Citicorp North America, Inc., a Delaware corporation (“CNAI”), as Administrative Agent, the Lenders, the Issuing Banks and the other Holders. All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, Hyster-Yale Materials Handling, Inc., a Delaware corporation, as successor to NMHG Holding Co. (“Hyster-Yale”), NACCO Materials Handling Group, Inc., a Delaware corporation (“NMHG”), NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the “UK Borrower”), NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (the “NACCO BV”), N.M.H. International B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“NMH International”) and N.M.H. Holding B.V. a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“Holding BV”, and together with NMHG Holding, NMHG, the UK Borrower, NACCO BV and NMH International, the “Borrowers”) are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 2010, among the Borrowers, the financial institutions from time to time party thereto as “Lenders” (the “Lenders”), the financial institutions from time to time party thereto as “Issuing Banks” (the “Issuing Banks”), CNAI, in its capacity as administrative agent for the Lenders and the Issuing Banks (with its successors and permitted assigns in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and Citibank International PLC, as overdraft line bank (as amended, restated, supplemented or otherwise modified, prior to the date hereof, the “Credit Agreement”);
WHEREAS, on the Amendment No. 3 Effective Date, the Borrowers, the Lenders party thereto and the Administrative Agent are entering into an Amendment No. 3 to Second Amended and Restated Credit Agreement (“Amendment No. 3”), whereby the parties thereto agree to amend the Credit Agreement on the terms set forth therein (the Credit Agreement, as so amended, the “Amended Credit Agreement”);
WHEREAS, Hyster Overseas Capital Corporation, LLC, a Delaware limited liability company (“HOCC”) and NMHG Oregon, LLC, an Oregon limited liability company (“NMHG Oregon”) entered into the Amended and Restated Domestic Borrower Guaranty, dated June 30, 2010, for the ratable benefit of the Administrative Agent, the Domestic Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Domestic Borrower Guaranty”);
WHEREAS, Hyster-Yale, NMHG, HOCC, HYMH and NMHG Oregon entered into the Amended and Restated Multicurrency Borrower Guaranty, dated June 30, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended,

CH1 6975761v.4

restated, supplemented or otherwise modified from time to time, the “Multicurrency Borrower Guaranty”);
WHEREAS, NACCO Materials Handing Group, Ltd., (registered number 1020654), a company organized under the laws of England and Wales (“NMHG Ltd.”), entered into the Amended and Restated Foreign Guaranty (England), dated June 30, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “English Guaranty”);
WHEREAS, NACCO Materials Handling, S.p.A., a company organized under the laws of Italy (“NMH Italy”), entered into the Amended and Restated Foreign Guaranty (Italy), dated June 30, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Italian Guaranty”);
WHEREAS, Hyster-Yale, NMHG, HOCC, HYMH, NMHG Oregon, NACCO BV, NMH International, Holding BV and the UK Borrower entered into the Amended and Restated Foreign Working Capital Guaranty, dated June 30, 2010, for the benefit of the “Benefitted Lenders” (as defined therein) (as amended, restated, supplemented or otherwise modified from time to time, the “Foreign Working Capital Guaranty”);
WHEREAS, NMHG Distribution B.V., a private company with limited liability organized under the laws of the Netherlands (“NMHG Distribution”), entered into the Foreign Guaranty (Netherlands), dated August 26, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Dutch Guaranty”);
WHEREAS, NMHG Mauritius entered into the Foreign Guaranty (Mauritius), dated August 26, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Mauritius Guaranty”);
WHEREAS, the Borrowers, HOCC, HYMH, NMHG Oregon, NMHG Ltd., NMH Italy, NMHG Distribution and NMHG Mauritius (collectively, the “Guarantors”) have executed and delivered certain other guaranty agreements (including, without limitation,) (as amended, restated, supplemented or otherwise modified from time to time, and together with the Domestic Borrower Guaranty, the Multicurrency Borrower Guaranty, the English Guaranty, the Italian Guaranty, the Foreign Working Capital Guaranty, the Dutch Guaranty and the Mauritius Guaranty, collectively, the “Guaranties” and each, individually, a “Guaranty”) pursuant to which the payment and performance of certain Obligations have been fully and unconditionally guaranteed;
WHEREAS, the Borrowers and the other Guarantors have granted security interests in substantially all of their respective personal property as security for the Obligations under the Loan Documents to which they are a party pursuant to certain pledge agreements, security agreements and other agreements (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Documents”); and

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WHEREAS, as a condition to entering into the Amendment No. 3, each of the parties thereto (other than the Borrowers) have required the execution and delivery of this Agreement;
NOW, THEREFORE, the Borrowers and other Guarantors hereby acknowledge and agree as follows:
1. Each of the Borrowers and Guarantors hereby acknowledges and agrees that the statements set forth in the foregoing premises are true and correct, each of which statements are incorporated herein by reference thereto.
2. Each of the Borrowers and the other Guarantors hereby reaffirms all of its Obligations and liabilities under each of the Amended Credit Agreement, the Guaranties and the other Loan Documents executed and delivered by it and agrees that it continues to be liable under such Guaranties and such Loan Documents for the payment and performance of the Obligations, whether incurred prior to or after the Amendment No. 3 Effective Date and whether under the Credit Agreement as amended by the Amendment No. 3 or as in effect prior to the date hereof or under any other Collateral Documents or Loan Documents executed on or after the date hereof.
3. Each of the Borrowers and the other Guarantors hereby (a) reaffirms all of its obligations and liabilities under the Collateral Documents and other respective instruments and agreements pursuant to which any lien against property and interests in property thereof have been granted to secure the Obligations and all other obligations and liabilities incurred by it under the Loan Documents, and (b) acknowledges and agrees that such agreements, documents and instruments remain in full force and effect, before and after the Amendment No. 3 Effective Date, for the benefit of the Administrative Agent, the Lenders, the Issuing Bank and the other Holders, as applicable, and that the security granted thereunder shall continue as security for the Obligations, all other obligations and liabilities of the Borrowers and Guarantors to the Administrative Agent, the Lenders, the Issuing Bank and the other Holders under the Loan Documents (including, without limitation, the Guaranties and Collateral Documents) and other agreements and documents executed and delivered in connection therewith.
4. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission or PDF shall be effective as delivery of a manually executed counterpart hereof.
5. THIS AGREEMENT, AND ALL ISSUES RELATING TO THIS AGREEMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS AGREEMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT TO THE EXTENT THAT ANY OBLIGATIONS OR LOAN DOCUMENTS REAFFIRMED HEREBY ARE EXPRESSLY STATED TO BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, SUCH REAFFIRMATION SHALL BE DEEMED TO BE GOVERNED BY SUCH LAW.

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[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, each of the Borrowers and Guarantors has duly executed this Agreement as of the day and year first above written.
HYSTER-YALE MATERIALS HANDLING, INC.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: President and CEO

NACCO MATERIALS HANDLING
GROUP, INC.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: President and CEO

NACCO MATERIALS HANDLING LIMITED

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

NACCO MATERIALS HANDLING B.V.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: Director of NACCO Materials Handling Group, Ltd., it Managing Director

HYSTER OVERSEAS CAPITAL
CORPORATION, LLC

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: President

SIGNATURE PAGE    NACCO REAFFIRMATION AGREEMENT

NMHG OREGON, LLC

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Asst Secretary

NACCO MATERIALS HANDLING
GROUP, LTD.

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

N.M.H. HOLDING B.V.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: Director of NACCO Materials Handling Group, Ltd., its Managing Director

NACCO MATERIALS HANDLING S.p.A.

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

N.M.H. INTERNATIONAL B.V.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title:

SIGNATURE PAGE    NACCO REAFFIRMATION AGREEMENT

NMHG DISTRIBUTION B.V.

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: Director of NACCO Materials Handling Group, Ltd., its Managing Director

NMHG MAURITIUS

By:	/s/ Michael Brogan
Name: Michael Brogan
Title: President

ACKNOWLEDGED AND ACCEPTED
AS OF THE DATE FIRST ABOVE WRITTEN:
CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ Michael Smolow
Name: Michael Smolow
Title: Vice President

SIGNATURE PAGE    NACCO REAFFIRMATION AGREEMENT